SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 16, 2009

PROTECTUS MEDICAL DEVICES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-53100	98-0541881
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

110 First Avenue NE, Suite #1006
 Minneapolis, MN  55413
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

612-379-3975
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Gregg E. Jaclin, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Change in Registrant’s Certifying Accountant.

On October 16, 2009, we dismissed Moore & Associates (the “Moore”) as our independent registered public accounting firm. We engaged a new independent registered public accounting firm, Bartolomei Pucciarelli, LLC (“Bartolomei”) on October 16, 2009. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(a)	(i)	Moore was dismissed as our independent registered public accounting firm effective on October 16, 2009.

(ii)
For the two most recent fiscal years ended December 31, 2008 and 2007, Moore’s report on the financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than for a going concern.

	(iii)	The termination of Moore and engagement of Bartolomei was approved by our board of directors.

(iv)
We and Moore did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the fiscal years ended December 31, 2008 and 2007, and subsequent interim period through the date of dismissal, which disagreements, if not resolved to the satisfaction of Moore, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

	(v)	During our fiscal years ended December 31, 2008 and 2007, and subsequent interim period through the date of dismissal, we did not experience any reportable events.

(vi)
On September 2, 2009, the Company received a letter from the U.S. Securities and Exchange Commission (the “SEC”) stating that the Public Company Accounting Oversight Board (the “PCAOB”) revoked the registration of Moore, because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder, and noncooperation with a PCAOB investigation.  The SEC’s letter also stated that as Moore is no longer registered with the PCAOB and that the Company may no longer include Moore’s audit reports or consents in filings with the SEC.

(b)	(i)	On October 16, 2009, we engaged Bartolomei to be our independent registered public accounting firm.

Prior to engaging Bartolomei, we had not consulted Bartolomei regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with Bartolomei regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

	(ii)	We did not have any disagreements with Moore and therefore did not discuss any past disagreements with Moore.

(c)		Due to the circumstances set forth above, the Company was unable to obtain a letter from Moore and Associates for this Form 8-K.

Item 9.01Financial Statement and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

None.

(b)	PRO FORMA FINANCIAL INFORMATION.

None.

(d)   Exhibits

None.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Protectus Medical Devices, Inc.
October 27, 2009	By:	/s/ John S. Salstrom
John S. Salstrom, Ph.D.
Title: Chief Executive Officer